                                                               Exhibit 10(ww)

                         ALLIANCE/PFC SECURITY AGREEMENT

      THIS ALLIANCE/PFC SECURITY AGREEMENT (this "Security Agreement") is made as of this 19th day of May, 2000, by and between Alliance Pharmaceutical Corp., a New York corporation (the "Debtor"), and PFC Therapeutics, LLC, a Delaware limited liability company (the "Secured Party").

      1. OBLIGATIONS SECURED. The security interest granted by this Security Agreement shall secure performance of all obligations and responsibilities of the Debtor (collectively the "Secured Obligations") arising out of, connected with or related to Section 6.3(b)(i) of the Limited Liability Company Operating Agreement of PFC Therapeutics, LLC dated as of May 17, 2000, between the Debtor and Baxter Healthcare Corporation (the "Operating Agreement").

      2. GRANT OF SECURITY INTEREST. The Debtor does hereby grant to the Secured Party a security interest in the collateral described or referred to in Section 3 to secure the Secured Obligations.

      3. COLLATERAL. Debtor's collateral subject to the security interest ("Collateral") shall consist of all right, title and interest of the Debtor to and in the following:

            (a) all Copyrights, Trade Secrets, Improvements, designs, drawings, plans, specifications, methods, systems, clinical data, processes, practices compositions, techniques and other technical information or documentation, whether patentable or not, solely owned by the Debtor, or which the Debtor has or obtains the right to control the use of through a license or otherwise, relating to the Product, now or hereafter acquired (the "Know-How");

            (b) all patents listed in Schedule A attached hereto or added thereto during the term of this Security Agreement;

            (c) all patent applications listed in Schedule B attached hereto or added thereto during the term of this Security Agreement, and any division, continuation, or continuation-in-part of any such application, and any patent which shall issue based on such application, division, continuation or continuation-in-part;

            (d) all patents which are reissues or extensions of, or patents of addition to, all patents identified in (b) or (c) above;

            (e) all patents or patent applications related to or based on any Know-How, which were conceived, developed, reduced to practice, licensed or acquired by the Debtor prior to or during the term of the Operating Agreement and which are necessary for the manufacture, use or sale of the Product and any division, continuation or continuation-in-part of any such patent or patent application; and any patent which shall

* Indicates confidential information which has been omitted and filed separately with The Securities and Exchange Commission.

      issue based on such application, division, continuation or continuation-in-part; and any patent which is a reissue or extension of, or a patent of addition to, any such patent;

            (f) income, royalties, damages and payments now and hereafter due or payable with respect to the patents and patent applications identified in
      (b) through (e) above, including damages and payments for past or future infringements thereof;

            (g) rights to sue for past, present and future infringements with respect to the patents and patent applications identified in (b) through
      (e) above; and

            (h) all other rights corresponding to the patents identified in (b) through (e) above.

            As used herein, the "Product" shall mean all injectable perfluorochemical emulsions capable of transporting oxygen in therapeutic effective amounts in the bloodstream for all medical uses, including therapeutic and diagnostic, that the Debtor has evaluated, developed or acquired prior to the date of the Operating Agreement, or that will be evaluated, developed or acquired under the Operating Agreement, to the extent that such emulsions are owned or controlled by the Debtor.

            "Copyrights" shall mean (i) works of authorship fixed in any tangible medium of expression, now known or later developed, from which such works can be perceived, reproduced or otherwise communicated, either directly or with the aid of a machine or device (ii) copyright registrations and copyright applications and renewals and extensions thereof; (iii) income, royalties, damages and payments now and hereafter due or payable to the Debtor with respect thereto, including damages and payments for past or future infringements thereof; (iv) rights to sue for past, present and future infringements thereof; and (v) all other rights corresponding thereto.

            "Trade Secrets" shall mean any formula, pattern, device, or compilation of information which is used in business related to the Product, and which provides one an opportunity to obtain an advantage over competitors who do not know or use it and any (i) income, royalties, damages and payments now and hereafter due or payable to the Debtor with respect thereto, including damages and payments for past or future infringements or misappropriations thereof; (iv) rights to sue for past, present and future infringements or misappropriations thereof; and (v) all other rights corresponding thereto.

            "Improvements" shall mean any invention, information, enhancement, development, technology or modification, of any nature or form, and any part or combination of parts, or method of using or manufacturing such party or combination of parts, developed prior to or during the term of the Operating Agreement, including without limitation the development of new structures or compositions or the use of which affects the Product in any of the following ways: reduces production costs, improves performance, improves the manufacturing process, broadens applicability or increases marketability.

      4.    REPRESENTATIONS, WARRANTIES OF THE DEBTOR.

            (a) The Debtor has full power and authority to grant security interests in the Collateral, and to execute, deliver, and perform in accordance with the terms of this Security Agreement, without the consent or approval of any other person or entity;

            (b) The Collateral is free and clear of all liens and adverse claims other than those created hereunder, and the security interest created hereby shall be a first lien on the Collateral; and

            (c) This Security Agreement constitutes the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms and constitutes a good, valid and subsisting security interest in all of the Collateral.

      5. COVENANTS OF THE DEBTOR. Subject to the terms and provisions of the License Agreement dated as of May 19, 2000, between the Debtor and the Secured Party (the "License Agreement"), and acknowledging that the terms of the License Agreement will govern in the event of a conflict between the License Agreement and this Security Agreement, the Debtor hereby covenants that:

            (a) The Debtor shall, at its own cost and expense, (i) take any and all actions necessary to preserve, protect and defend the security interest of the Secured Party in the Collateral created hereunder and the priority thereof against any and all adverse claims, and (ii) keep the Collateral free and clear of any and all liens, security interests (except for any security created as part of this Security Agreement) and/or adverse claims (including, without limitation all taxes, assessments and other levies);

            (b) The Debtor shall promptly reimburse the Secured Party for any and all sums, including costs, expenses and attorneys' fees, which the Secured Party may pay or incur in defending, protecting or enforcing the security interest of this Security Agreement or the priority thereof, or in enforcing the Secured Obligations, or in discharging any prior or subsequent lien or adverse claim against the Collateral or any part thereof, or by reason of becoming or being made a party to or intervening in any action or proceeding affecting the Collateral or the rights of the Secured Party therein, all of which actions the Secured Party shall have the right to take;

            (c) The Debtor shall not, without the prior written consent of the Secured Party, sell, assign, lease, or otherwise dispose of the Collateral, or any part thereof or any interest therein;

            (d) The Debtor shall not do, or permit or suffer to be done, anything that may impair the value of the Collateral or the security intended to be effected hereby and shall use its best efforts to preserve, protect and enhance the value of the Collateral;

            (e) The Debtor shall from time to time make, execute, acknowledge and deliver all such further documents, instruments and assurances as may be requested by the Secured Party to perfect or preserve the security interest created by and to carry out the intent of this Security Agreement, and hereby authorizes the Secured Party to file financing statements and amendments thereto relating to all or any part of the Collateral where desirable in the Secured Party's judgment to perfect the security interest granted herein without the signature of the Debtor (where permitted by law).

      6. PRESERVATION OF COLLATERAL. Subject to the terms and provisions of the License Agreement, and acknowledging that the terms of the License Agreement will govern in the event of a conflict between the License Agreement and this Security Agreement, in case of any failure of the Debtor to keep the Collateral free from liens or adverse claims, or to pay taxes on or in respect thereof, or to fully and punctually keep and perform any other covenant hereof, then the Secured Party may (but shall not be required to) pay or contest or settle such taxes, liens, or adverse claims, or any judgments based thereon, or otherwise make good any other aforesaid failure of the Debtor. The Debtor covenants to promptly reimburse to the Secured Party (together with costs, expenses and attorneys' fees) any sums (i) paid or advanced for any such purpose, (ii) disbursed to protect the Collateral or the security interest created by this Security Agreement and/or (iii) which the Debtor has herein covenanted to reimburse to the Secured Party. Such reimbursement shall be with interest, at the maximum rate permitted by Delaware law on the date of this Security Agreement.

      7. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default by the Debtor:

            (a) The failure of the Debtor to punctually and faithfully observe or perform any of the covenants, conditions or obligations imposed upon the Debtor by the Secured Obligations;

            (b) The termination of existence or cessation of business by the Debtor;

            (c) The Insolvency of the Debtor, such that the sum of the Debtor's debts is greater than the value of all of the Debtor's property, at a fair market valuation, exclusive of: (i) property transferred, concealed or removed with intent to hinder, delay or defraud such entity's creditors; and (ii) property that may be exempted from property of the Debtor's estate;

            (d) The assignment for the benefit of creditors by the Debtor, or the commencement of a case under title 11 of the United States Code (Bankruptcy) by or against the Debtor; and

            (e) The appointment of a receiver, trustee or custodian for or over the Debtor or any of the Debtor's property not vacated within 10 days thereafter.

      8. RIGHTS OF SECURED PARTY UPON DEFAULT. Upon the occurrence of an Event of Default, the Secured Party shall have all of the rights and remedies of a secured party under any and all applicable federal and state laws, subject to the procedures set forth in Article 15 of the Operating Agreement.

      9. SUCCESSORS AND ASSIGNS. The Security Agreement shall be binding upon successors and assigns of the Debtor.

      10. REMEDIES NOT EXCLUSIVE; NO WAIVERS; FORECLOSURES. No right or remedy herein is exclusive of any other right or remedy. Each and every right and remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, and may be exercised from time to time as often as deemed expedient, separately or concurrently. The failure or delay of the Secured Party to insist in any one or more instances upon the performance of any of the terms, covenants or conditions of this Security Agreement, or to exercise any right, remedy or privilege herein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions or provisions, but every such term, condition and covenant shall continue and remain in full force and effect; nor shall the giving, taking or enforcement of or execution against any other or additional security, collateral, or guaranty for the payment of the Secured Obligations operate to prejudice, waive or affect any rights, powers or remedies hereunder; nor shall the Secured Party be required to first look to, enforce, exhaust or execute against such other or additional security, or guarantees prior to so acting against the Collateral. The Secured Party may foreclose on or execute against the items of Collateral in such order as the Secured Party may, in its sole and unfettered discretion, determine.

      11. SEVERABILITY. The unenforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

      12. COOPERATION. The Debtor agrees to cooperate with the Secured Party to take any action necessary, including the filing of this Security Agreement, financing statements and related documentation with governmental entities, to perfect a security interest in the Collateral in favor of the Secured Party in all jurisdictions where the Secured Party may deem it necessary or advisable to do so. The Debtor hereby grants to the Secured Party, and agrees to execute any appropriate documentation evidencing, a power of attorney providing the Secured Party with the authority to file, update or supplement, on the Debtor's behalf, applications, claims and filings with the United States Patent and Trademark Office and/or other United States or foreign government entities.

      13. NOTICE. All notices, demands and communications hereunder shall be in writing and shall be deemed to be duly given upon personal delivery or two (2) days after deposit in the United States mail by registered or certified mail, postage pre-paid, return receipt requested, addressed to the parties at the addresses herein set forth, or at such other address as any party shall have furnished to the other parties in writing:

            If to the Debtor:

                  Alliance Pharmaceutical Corp.
                  6175 Lusk Boulevard
                  San Diego, CA 92121
                  Attn: President
                  Attn: General Counsel
                  Facsimile: (858) 410-5306

            with a copy to:

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, New York 10038
                  Facsimile: (212) 806-6006
                  Attn: Melvin Epstein, Esq.

            If to the Secured Party:

                  Baxter Healthcare Corporation
                  Route 120 & Wilson Road
                  Round Lake, Illinois 60073
                  Attention: General Manager, Global Anesthesia
                  Facsimile: (847) 270-2016

            with a copy to:

                  General Counsel
                  Baxter Healthcare Corporation
                  One Baxter Parkway
                  Deerfield, IL 60015
                  Fax: (847) 948-2450

            with a copy to:

                  Gibson, Dunn & Crutcher LLP
                  4 Park Plaza
                  Jamboree Center
                  Irvine, California 92614
                  Fax: (949) 451-4220
                  Attn: Thomas D. Magill, Esq.

      14. CHOICE OF LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York, except laws respecting conflicts of law.

      15. ATTORNEYS' FEES. Should either party hereto institute any action or proceeding to enforce this Security Agreement or any provisions hereof or for a declaration of rights under this Security Agreement, or for arbitration of any dispute arising under this Security Agreement, the prevailing party in any such action, proceeding or arbitration shall be entitled to receive from the other party all costs and expenses, including without limitation reasonable attorneys' fees, incurred by the prevailing party in connection with such action, proceeding or arbitration.

      16. TIME IS OF THE ESSENCE. Time is of the essence in this Security Agreement.

      17. ASSIGNMENT BY SECURED PARTY. The Secured Party and each assignee may assign this Security Agreement and the obligations made under it without the consent of the Debtor, and each assignee is to be entitled to all the rights and remedies of the Secured Party.

      18. COUNTERPARTS. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document. This Security Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

                             [Signatures to follow.]

      IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Security Agreement to be duly signed and delivered as of the date first written above.


                                        Debtor:

                                        ALLIANCE PHARMACEUTICAL CORP.

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________


                                        Secured Party:

                                        PFC THERAPEUTICS, LLC

                                        By:_________________________________

                                        Name:_______________________________

                                        Title:______________________________

                                                                      SCHEDULE A
                                                           to Security Agreement

                                     PATENTS


            =================              =================
                 COUNTRY                       PATENT NO.
            =================              =================
                   U.S.                        4,865,836
            -----------------              -----------------
                Australia                         599068
            -----------------              -----------------
                  Canada                       1,279,011
            -----------------              -----------------
              South Africa                       87/0252
            -----------------              -----------------
                 Norway                           173214
            -----------------              -----------------
                  Japan                          1943385
            -----------------              -----------------
                 Europe                        0 231 070
            -----------------              -----------------
                Hong Kong                      HK1011504
            -----------------              -----------------
                   U.S.                        5,080,885
            -----------------              -----------------
                   U.S.                        5,393,513
            -----------------              -----------------
                   U.S.                        4,987,154
            -----------------              -----------------
                Australia                         608880
            -----------------              -----------------
                 Canada                        1,316,820
            -----------------              -----------------
                 Europe                        0 307 087
            -----------------              -----------------
                  Japan                          1842180
            -----------------              -----------------
               South Africa                      88/5796
            -----------------              -----------------
                 Ireland                           64245
            -----------------              -----------------
                 Norway                           179162
            -----------------              -----------------
                   U.S.                        5,284,645
            -----------------              -----------------
                Australia                         648757
            -----------------              -----------------
                   U.S.                        5,847,009
            -----------------              -----------------
                   U.S.                        4,927,623
            -----------------              -----------------
                   U.S.                        5,077,036
            -----------------              -----------------
                Australia                         647372
            -----------------              -----------------
                 Canada                        1,333,877
            -----------------              -----------------
                 Canada                        1,335,714
            -----------------              -----------------
                 Canada                        1,338,854
            -----------------              -----------------
                 Europe                        0 480 925
            -----------------              -----------------
                  Japan                        3,002,486
            -----------------              -----------------



            =================              =================
                 COUNTRY                       PATENT NO.
            =================              =================
                   U.S.                        5,628,930
            -----------------              -----------------
                   U.S.                        5,914,352
            -----------------              -----------------
                Australia                         678418
            -----------------              -----------------
                 Europe                        0 666 736
            -----------------              -----------------
                   U.S.                        5,344,393
            -----------------              -----------------
                   U.S.                        5,451,205
            -----------------              -----------------
                 Europe                        0 627 913
            -----------------              -----------------
                   U.S.                        5,635,538
            -----------------              -----------------
                Australia                         679052
            -----------------              -----------------
                Australia                         710142
            -----------------              -----------------
                 Europe                        0 689 422
            -----------------              -----------------
                   U.S.                        5,865,784
            -----------------              -----------------
                   U.S.                        6,007,774
            -----------------              -----------------
                   U.S.                        5,726,209
            -----------------              -----------------
                   U.S.                        4,742,050
            -----------------              -----------------
                   U.S.                        4,889,525
            -----------------              -----------------
                   U.S.                        4,769,241
            -----------------              -----------------
                   U.S.                        4,919,895
            -----------------              -----------------
                  Canada                       1,288,045
            -----------------              -----------------
                  Europe                       0 265 082
            -----------------              -----------------
                   U.S.                        4,815,446
            -----------------              -----------------
                  Canada                       1,281,656
            -----------------              -----------------
                 Europe                        0 201 275
            -----------------              -----------------
                  Japan                        2,681,147
            -----------------              -----------------
                   U.S.                        5,061,484
            -----------------              -----------------
                   U.S.                        5,374,243
            -----------------              -----------------
                   U.S.                        5,073,383
            -----------------              -----------------
                   U.S.                        4,402,984
            -----------------              -----------------
                   U.S.                        4,461,717
            -----------------              -----------------
                   U.S.                        4,975,468
            -----------------              -----------------
                 Europe                        0 391 637
            -----------------              -----------------
                   U.S.                        4,993,415
            -----------------              -----------------
                Australia                         635899
            -----------------              -----------------



            =================              =================
                 COUNTRY                       PATENT NO.
            =================              =================
                 Europe                        0 429 539
            -----------------              -----------------
                 Canada                        1,338,617
            -----------------              -----------------
                 France                        2,602,774
            -----------------              -----------------
                   U.S.                        4,985,550
            -----------------              -----------------
                Australia                         608761
            -----------------              -----------------
                 Europe                        0 255 443
            -----------------              -----------------
               New Zealand                        221232
            -----------------              -----------------
                 Portugal                         85 425
            -----------------              -----------------
                 Canada                        1,315,778
            -----------------              -----------------
                 Ireland                           61102
            -----------------              -----------------
                  Japan                        2,110,228
            -----------------              -----------------
                 Norway                           169542
            -----------------              -----------------
                   U.S.                        5,344,930
            -----------------              -----------------
                Australia                         639008
            -----------------              -----------------
                 Europe                        0 478 686
            -----------------              -----------------
                  Japan                        2,849,471
            -----------------              -----------------
                 France                        2,665,705
            -----------------              -----------------
                   U.S.                        5,527,962
            -----------------              -----------------
                 Europe                        0 548 096
            -----------------              -----------------
                Australia                         647176
            -----------------              -----------------
                   U.S.                        5,703,126
            -----------------              -----------------
                   U.S.                        5,847,206
            -----------------              -----------------
                 France                        2,677,360
            -----------------              -----------------
                   U.S.                        5,846,516
            -----------------              -----------------
                   U.S.                        5,679,459
            -----------------              -----------------


                                                                      SCHEDULE B

                               Patent Applications

              ====================================================
                       Country               Application No.
              ====================================================
                          *
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